Exhibit 99.1

Monthly Operating Report ACCRUAL BASIS CASE NAME: ALCO Stores, Inc. CASE NUMBER: 14-34941 JUDGE: JERNIGAN UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHL OPERATIN REPORT MONTHL PERIOD: OCTOBER 2014 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-I THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE PRINTED NAME OF RESPONSIBLE PARTY DATE PREPARER: ORIGINAL SIGNATURE OF PREPARER TITLE PRINTED NAME OF PREPARER DATE

Monthly Operating Report CASE NAME: General Notes CASE NUMBER: Month: General Notes 1-1 1-2 1-3 1-4 The October monthly period ends on November 2, 2014 to correspond with the Debtors' fiscal month end. All data presented is for the period of October 13, 2014 - November 2, 2014. This MOR has been filed on a consolidated basis for ALCO Stores, Inc., case No.14-34941 and ALCO Holdings, LLC, case No. 14-34942 (collectively, the "Debtors"). The Debtors use a centralized cash management system. It is important to note that ALCO Holdings, LLC has no financial activity. See the Cash Management Order entered 10/16/14 for a full description of the Debtors' cash management system. On October 12, 2014 (the "Petition Date"), the Debtors each filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101, et seq. (the "Bankruptcy Code"). The cases were consolidated for procedural purposes under Case No. 14-34941. For financial reporting purposes, the Debtors generally prepare consolidate financial statements, which include financial information for all subsidiaries and affiliates. Separate Schedules and Statements were filed for each of the Debtors on November 14, 2014; however, all amounts shown in the "scheduled amounts" column remain subject to change. Each Debtor's Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor's accounting records. Financial information may include results for ALCO Discount Liquor, LLC, a non-debtor entity. These amounts would be insignificant to the overall results. For purposes of this MOR, however, the financial statements are presented as consolidated. ALCO Stores, Inc. 14-34941 OCTOBER 2014 The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. The Monthly Operating Report ("MOR") is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company's annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance: - The financial statements are unaudited and will not be subject to audit or review by the Debtor's external auditors at any time in the future and are subject to change. - The MOR does not reflect normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period. - Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. - The MOR does not include explanatory footnotes such as disclosures required under GAAP. - The MOR is not presented in GAAP-based SEC reporting format. Page 2 of 11

Monthly Operating Report ACCRUAL BASIS-1 CASE NAME: ALCO Stores, Inc. CASE NUMBER: 14-34941 COMPARATIVE BALANCE SHEET SCHEDULE OCTOBER 2014 ASSETS 1. 4,256,215 $ 2,717,553 $ 2. 226,000 3. 4,256,215 $ 2,943,553 $ 4. 4,995,189 $ 5,085,270 $ 5. 144,158,480 133,075,801 6. - - 7. 5,336,406 3,862,602 8. - (40,865) 9. 158,746,290 $ 144,926,362 $ 10. 36,446,061 $ 124,594,312 $ 11. (88,891,820) 12. 36,446,061 $ 35,702,492 $ 13. - $ - $ 14. 13,937,869 13,870,774 15. OTHER (ATTACH LIST) 1,708,291 680,571 16. 210,838,511 $ 195,180,199 $ POSTPETITION LIABILITIES 17. 1,345,733 $ 18. 1,913,817 19. - 20. 1,103,858 21. - 22. - 23. TOTAL POSTPETITION LIABILITIES 4,363,408 $ PREPETITION LIABILITIES 24. 106,254,553 $ 106,254,553 $ 25. 1,359,294 1,359,294 26. 40,716,988 40,716,988 27. - 9,173,403 28. TOTAL PREPETITION LIABILITIES 148,330,835 $ 157,504,238 $ 29. 148,330,835 $ 161,867,646 $ EQUITY 30. 38,033,769 $ 31. 32. DIRECT CHARGES TO EQUITY (6) (4,721,216) 33. TOTAL EQUITY 33,312,553 $ 34. 195,180,199 $ Footnotes: (1) (2) (3) (4) (5) (6) TOTAL LIABILITIES & OWNERS' EQUITY Total Cash is based on the unaudited balance sheet for the debtor entities. The cash balance includes store cash, depository accounts, and primary operating account. TOTAL CURRENT ASSETS PROPERTY, PLANT & EQUIPMENT ACCOUNTS PAYABLE OTHER (ATTACH LIST) (5) TOTAL LIABILITIES PREPETITION OWNERS' EQUITY POSTPETITION CUMULATIVE PROFIT OR PRIORITY DEBT (3) (4) UNSECURED DEBT (4) TAXES PAYABLE LESS: ACCUMULATED DEPRECIATION/DEPLETION NET PROPERTY, PLANT & EQUIPMENT OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST) TOTAL ASSETS The scheduled inventory amount was from the Debtors' financial statements as of October 12, 2014. The November 2nd amount is based on the Debtors' borrowing base, which may exclude certain categories of data including prepaid and in-transit inventory. The Priority Debt amount includes updated tax amounts for prepetition tax accruals and other priority prepetition liabilities. Pursuant to various "first day" orders of the Bankruptcy Court, certain priority debt and unsecured debt payments were made. Other prepetition liabilities include accruals from pre- and post-petition periods. The Direct Charges to Equity is an adjustment for liabilities and assets (accrued expenses, deferred gains, and others) not reflected in the prepetition scheduled amounts. OTHER (ATTACH LIST) DUE FROM INSIDERS UNRESTRICTED CASH RESTRICTED CASH TOTAL CASH (1) ACCOUNTS RECEIVABLE (NET) INVENTORY (2) PREPAID EXPENSES NOTES RECEIVABLE NOTES PAYABLE PROFESSIONAL FEES SECURED DEBT OTHER (ATTACH LIST) SECURED DEBT Page 3 of 11

Monthly Operating Report
ACCRUAL BASIS-1
OTHER - Attachment

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

COMPARATIVE BALANCE SHEET (OTHER)

		SCHEDULE AMOUNT		OCTOBER 2014	
1	**Unrestricted Cash**				
	Operating Accounts	$	2,556,449	$	1,051,571
	Store Depository Accounts		1,183,967		1,150,182
	Petty Cash		515,800		515,800
	Total Unrestricted Cash	$	4,256,215	$	2,717,553
7	**Prepaid Expenses**				
	Prepaid Expense	$	1,927,924	$	1,622,388
	Prepaid Sales Promotion		-		48,052
	Prepaid Insurance		1,597,713		1,482,176
	Prepaid Rent		1,524,082		-
	Security Deposits		286,686		709,986
		$	5,336,406	$	3,862,602
8	**Other Assets**				
	Deferred Tax Asset		-		(40,865)
	Total Other Assets	$	-	$	(40,865)
14	**Other Assets - Net of Amortization**				
	Property Under Capital Lease	$	13,937,869	$	13,870,774
	Capital Leased Software		-		-
	Total Other Assets - Net of Amortization	$	13,937,869	$	13,870,774
15	**Other Assets**				
	Financing Costs	$	1,708,291	$	622,587
	Capitalized Lease Costs		-		17,119
	Deferred Income Taxes		-		40,865
	Total Other Assets	$	1,708,291	$	680,571
27	**Other Prepetition Liabilities**				
	Miscellaneous Accrued Expenses			$	1,106,220
	Accrued Percentage Rent Payable				381,916
	Store Closing Reserves				252,952
	Loyalty Liability				342,297
	Customer Liabilities				235,013
	Gift Certificates O/S				308,450
	AFCO Installment Agreement				875,813
	Deferred Gain on Operating Lease				2,376,707
	Deferred Rent Credit				2,188,056
	Non-Current Deferred Revenue				60,000
	Miscellaneous - Other				1,045,979
	Total Other Prepetition Liabilities			$	9,173,403

Page 4 of 11

Monthly Operating Report
Accrual Basis-2

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

INCOME STATEMENT		**OCTOBER 2014**
REVENUES		
1. GROSS REVENUES	$	20,655,081
2. LESS: RETURNS & DISCOUNTS		32,452
3. NET REVENUE	$	20,622,629
COST OF GOODS SOLD		
4. MERCHANDISE & FREIGHT		12,148,125
5. TOTAL COST OF GOODS SOLD	$	12,148,125
6. GROSS PROFIT	$	8,474,504
OPERATING EXPENSES		
7. OFFICER / INSIDER COMPENSATION	$	69,158
8. OTHER PAYROLL		3,419,467
9. SELLING & MARKETING		995,231
10. GENERAL & ADMINISTRATIVE		4,058,032
11. RENT & LEASE		2,326,757
12. OTHER (ATTACH LIST)		-
13. TOTAL OPERATING EXPENSES	$	10,868,645
14. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$	(2,394,141)
OTHER INCOME & EXPENSES		
15. NON-OPERATING INCOME	$	-
16. NON-OPERATING EXPENSE		-
17. INTEREST EXPENSE & BANK FEES		186,392
18. DEPRECIATION / DEPLETION		-
19. AMORTIZATION		-
20. OTHER (1)		3,902,602
21. NET OTHER INCOME & EXPENSES	$	4,088,994
REORGANIZATION EXPENSES		
22. PROFESSIONAL FEES	$	174,189
23. U.S. TRUSTEE FEES		-
24. OTHER		178,401
25. TOTAL REORGANIZATION EXPENSES	$	352,590
26. INCOME TAX		
27. NET PROFIT (LOSS)	$	(6,835,725)

Footnotes:

(1) Amount includes write-offs of bank fees and Wells Fargo financing fees.

Page 5 of 11

Monthly Operating Report
CASH BASIS-3

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

CASH RECEIPTS AND DISBURSEMENTS (1)	OCTOBER 2014
1. CASH - BEGINNING OF MONTH (2)	$ 4,256,215
RECEIPTS FROM OPERATIONS	
2. CASH COLLECTIONS	$ 22,520,803
COLLECTION OF ACCOUNTS RECEIVABLE	
3. PREPETITION	
4. POSTPETITION	
5. TOTAL OPERATING RECEIPTS	$ 22,520,803
NON-OPERATING RECEIPTS	
6. LOANS & ADVANCES	$ 2,073,121
7. SALE OF ASSETS	
8. OTHER	
9. TOTAL NON-OPERATING RECEIPTS	$ 2,073,121
10. TOTAL RECEIPTS	$ 24,593,924
11. TOTAL CASH AVAILABLE	$ 28,850,139
OPERATING DISBURSEMENTS	
12. MERCHANDISE	$ 16,681,706
13. FUEL	122,156
14. PAYROLL	3,842,069
15. BENEFITS	496,460
16. RENT	531
17. UTILITIES	1,779
18. ADVERTISING	400,388
19. FREIGHT	1,471,191
20. SALES TAX	2,077,672
21. INSURANCE	-
22. OTHER	374,182
23. BOARD FEES AND RELATED COSTS	-
24. TOTAL OPERATING DISBURSEMENTS	$ 25,468,135
REORGANIZATION EXPENSES	
25. PROFESSIONAL FEES	$ 174,189
26. U.S. TRUSTEE FEES	-
27. OTHER - LENDER INTEREST AND FEES	178,401
28. TOTAL REORGANIZATION EXPENSES	$ 352,590
29. TOTAL DISBURSEMENTS	$ 25,820,724
30. FLOAT CHANGE AND OTHER (3)	(85,862)
31. NET CASH FLOW	$ (1,312,662)
32. CASH - END OF MONTH	$ 2,943,553

Footnotes:

(1) Cash Receipts and Disbursements represent ALCO Stores, Inc. and ALCO Holdings LLC.

(2) Beginning and ending cash balances are based on the unaudited balance sheet for the debtor entity. The cash balance includes store cash, depository accounts, and the primary operating account.

(3) Other includes checks written, but not yet cleared

Page 6 of 11

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	OCTOBER 2014
1. 0-30		$ 2,550,265
2. 31-60		307,796
3. 61-90		108,158
4. 91+		2,136,983
5. ACCOUNTS PAYABLE DEBIT BALANCES	7,785,694	7,785,694
6. TOTAL ACCOUNTS RECEIVABLE	$ 12,780,883	$ 12,888,896
7. AMOUNT CONSIDERED UNCOLLECTIBLE (1)	(7,785,694)	(7,803,626)
8. ACCOUNTS RECEIVABLE (NET)	$ 4,995,189	$ 5,085,270

AGING OF POSTPETITION TAXES AND PAYABLES MONTH: OCTOBER 2014

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$ 288,088				$ 288,088
2. STATE	1,369,426				1,369,426
3. LOCAL	256,304				256,304
4. OTHER (ATTACH LIST)					-
5. TOTAL TAXES PAYABLE	$ 1,913,817	$ -	$ -	$ -	$ 1,913,817
6. ACCOUNTS PAYABLE	$ 1,345,733	$ -	$ -	$ -	$ 1,345,733

STATUS OF POSTPETITION TAXES MONTH: OCTOBER 2014

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	$ -	$ 341,066	$ 253,507	$ 87,559
2. FICA-EMPLOYEE	-	300,203	202,825	97,378
3. FICA-EMPLOYER	-	300,203	202,825	97,378
4. UNEMPLOYMENT	-	5,774	-	5,774
5. INCOME	-	-	-	-
6. OTHER (ATTACH LIST)	-	-	-	-
7. TOTAL FEDERAL TAXES	$ -	$ 947,245	$ 659,157	$ 288,088
STATE AND LOCAL				
8. WITHHOLDING	$ -	$ 78,103	$ 19,395	$ 58,708
9. SALES	-	1,287,563	-	1,287,563
10. EXCISE	-	-	-	-
11. UNEMPLOYMENT	-	23,155	-	23,155
12. REAL PROPERTY	-	206,287	-	206,287
13. PERSONAL PROPERTY	-	50,016	-	50,016
14. OTHER (ATTACH LIST)	-	-	-	-
15. TOTAL STATE & LOCAL	$ -	$ 1,645,124	$ 19,395	$ 1,625,729
16. TOTAL TAXES	$ -	$ 2,592,369	$ 678,552	$ 1,913,817

Footnotes:
(1) These are amounts due from vendors for volume rebates and other monies earned. There are subject to significant investigation.

Page 7 of 11

Monthly Operating Report ACCRUAL BASIS-5 CASE NAME: CASE NUMBER: MONTH: BANK RECONCILIATIONS (1) Account #1 Account #2 Account #3 A. BANK: B. ACCOUNT NUMBER: TOTAL C. PURPOSE (TYPE): 1. BALANCE PER BANK STATEMENT - $ 2. ADD: TOTAL DEPOSITS NOT CREDITED - $ 3. SUBTRACT: OUTSTANDING CHECKS - $ 4. OTHER RECONCILING ITEMS - $ 5. MONTH END BALANCE PER BOOKS - $ - $ - $ - $ 6. NUMBER OF LAST CHECK WRITTEN INVESTMENT ACCOUNTS (2) DATE OF TYPE OF PURCHASE CURRENT BANK, ACCOUNT NAME & NUMBER PURCHASE INSTRUMENT PRICE VALUE 7. 8. 9. 10. 11. TOTAL INVESTMENTS - $ - $ CASH 12. CURRENCY ON HAND - $ 13. TOTAL CASH - END OF MONTH 2,943,553 $ Footnotes: (1) (2) ALCO Stores, Inc. 14-34941 OCTOBER 2014 There are over 200 separate bank accounts that are maintained by the Debtors. These accounts are in the process of being reconciled for October 2014. The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. There were three accounts opened by the Debtors during the current reporting period (professional fee escrow account, utility deposit account, and payroll account). Page 8 of 11

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

MONTH: **OCTOBER 2014**

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Stanley B. Latacha	Payroll	$ 36,450	$ 36,450
2. Ricardo Clemente	Payroll	16,667	16,667
3. Brent Streit	Payroll	16,042	16,042
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$ 69,158	$ 69,158

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1. Choates	10/16/14	$ 93,841	$ 93,841	$ 93,841	
2. Greenberg Trauig	10/16/14	80,348	80,348	80,348	
3. Deloitte Transactions and Business Analytics					298,000
4. DLA Piper					500,000
5. UCC Professionals					188,000
6. Michael Moore					30,000
7. Prime Clerk					87,858
8. TOTAL PAYMENTS TO PROFESSIONALS (1)			$ 174,189	$ 174,189	$ 1,103,858

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. Wells Fargo - post-petition interest	$ 190,793	$ 4,401	$ 186,392
2. Wells Fargo - bank fees		1,000	-
3.			
4.			
5.			
6. TOTAL	$ 190,793	$ 5,401	$ 186,392

Footnotes:

(1) Total incurred amounts are estimated based on the cash flow budget. These amounts will be updated when invoices are received by the Debtors.

Page 9 of 11

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

MONTH: OCTOBER 2014

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X	
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

4. Pursuant to various "first day" orders of the Bankruptcy Court, certain priority debt and unsecured debt payments were made.
5. The Company received a loan from Wells Fargo Bank in the amount of $122.675 million for debtor-in-possession financing.
11. Pursuant to orders of the Bankruptcy Court authorizing payment of prepetition sales and use taxes, the Debtors remitted outstanding pre-petition sales and use taxes to various authorities.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

SEE ATTACHMENT

Page 10 of 11

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	ALCO Stores, Inc.
CASE NUMBER:	14-34941

MONTH: OCTOBER 2014

INSTALLMENT PAYMENTS				
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY	
PROPERTY	AFFILIATED FM INSURANCE COMPANY	06/01/14 - 06/01/15	342,121	(1)
GENERAL LIABILITY	ARCH INSURANCE COMPANY	06/01/14 - 06/01/15	211,750	(1)
WORKERS COMPENSATION	ARCH INSURANCE COMPANY	06/01/14 - 06/01/15	344,322	(1)
AUTO LIABILITY	ARCH INSURANCE COMPANY	06/01/14 - 06/01/15	47,158	(1)
LEAD SIDE A DIC	BEAZLEY INSURANCE COMPANY, INC.	06/01/14 - 06/01/15	52,500	(1)
DIRECTORS AND OFFICERS POLICY - 8241-2367	CHUBB SPECIALTY INSURANCE	08/29/14 - 08/29/15	87,730	
CARGO - 68355	FEDERAL INSURANCE COMPANY	06/01/14 - 06/01/15	14,700	(1)
EMPLOYMENT PRACTICES LIAB	FEDERAL INSURANCE COMPANY	06/01/14 - 06/01/15	42,062	(1)
EXCESS UMBRELLA	FIREMANS FUND INSURANCE CO	06/01/14 - 06/01/15	5,586	(1)
DIRECTORS AND OFFICERS POLICY	GREAT AMERICAN	06/01/14 - 06/01/15	67,000	(1)
BOILER AND MACHINERY POLICY - FBP8360214	HARTFORD STEAM BOILER	06/01/14 - 06/01/15	23,303	(1)
EXCESS SIDE A DIC	HUDSON INSURANCE COMPANY	06/01/14 - 06/01/15	30,000	(1)
EXCESS DIRECTORS & OFFICERS LIABILITY - 01-207-30-06	ILLINOIS NATIONAL INSURANCE CO	06/01/14 - 06/01/15	21,985	(1)
NETWORK SECURITY SURPLUS LINES TAX	LLOYD'S OF LONDON	06/01/14 - 06/01/15	54,771	(1)
FIDELITY AND CRIME INSURANCE	NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA	06/01/14 - 06/01/15	5,565	(1)
2ND EXCESS SIDE A DIC	RSUI INDEMNITY CO	06/01/14 - 06/01/15	15,200	(1)
LIQUOR LIABILITY	US UNDERWRITERS INSURANCE COMPANY	06/01/14 - 06/01/15	3,643	(1)
UMBRELLA	XL SPECIALTY INSURANCE CO.	06/01/14 - 06/01/15	81,000	(1)

Amount Financed	$1,362,666
Monthly Payment	$ 125,130

Footnotes:

(1) These insurance policies have been financed through a premium finance company. Monthly installments of $125,130 are payable on the first of each month.

Page 11 of 11